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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): December 5, 2003

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                          000-21642                35-1617970
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
   of incorporation)                                      Identification Number)


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7337 West Washington Street
Indianapolis, Indiana                                          46231

(Address of principal executive offices)                    (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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ITEM 5. OTHER EVENTS

     Attached hereto, and incorporated  herein by reference in its entirety,  as
Exhibit 99.1 is a copy of a press release announcing the ATA Holdings Corp. extension of exchange offers for 10 1/2 percent notes due 2004 and 9 5/8 percent notes due 2005.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

    99.1 Press Release dated December 5, 2003.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ATA Holdings Corp.


Date: December 5, 2003                      By:      /s/ David M. Wing
                                                     -----------------

                                           Name: David M. Wing
                                           Title: Executive Vice President & CFO

                                  EXHIBIT INDEX

Exhibit No.                Description of the Exhibit

99.1                       Press Release dated December 5, 2003

Investor Relations Contacts:
                   David M. Wing, Chief Financial Officer (317) 240-7087 Roxanne Butler, Investor Relations Specialist (877) 834-0606
                          investor.relations@iflyata.com
                   Media Contact: Angela Thomas (317) 240-7518
                          media.inquiries@iflyata.com

 ATA Holdings Corp. Extends Exchange Offers for 10 1/2 Percent Notes Due 2004
                         and 9 5/8 Percent Notes Due 2005

INDIANAPOLIS,  December 5, 2003 - ATA Holdings Corp.  (the  "Company")  (Nasdaq:
ATAH), the parent company of ATA Airlines, Inc., today announced the extension of its offers to exchange (the "Exchange Offers"):

o newly issued 11 percent Senior Notes due 2009 (the "2009 Notes") and cash consideration for any and all of the $175 million outstanding principal amount of its 10 1/2 percent Senior Notes due 2004 (the "2004 Notes"); and

o newly issued 10 1/8 percent Senior Notes due 2010 (together with the 2009 Notes, the "New Notes") and cash consideration for any and all of the $125 million outstanding principal amount of its 9 5/8 percent Senior Notes due 2005 (the "2005 Notes" and, together with the 2004 Notes, the "Existing Notes").

As part of the Exchange Offers, the Company is also seeking solicitations of consents to amend the indentures under which the Existing Notes were issued. The Company has extended the expiration date of the Exchange Offers until 5 p.m., New York City Time, on December 12, 2003, unless further extended by the Company. In addition, the Company has extended the deadline for holders of Existing Notes to deliver consents and receive the consent payment to December 12, 2003, unless further extended by the Company.

As previously disclosed, the Company continues to be in discussions with a group of holders of the Existing Notes with respect to their participation in the Exchange Offers, and it has extended the Exchange Offers to facilitate these discussions.

The withdrawal deadline for the Exchange Offers has expired, and tenders with respect to any Existing Notes that have already been tendered or are subsequently tendered may not be withdrawn. The other terms of the Exchange Offers remain unchanged, and they are subject to a number of significant conditions, including but not limited to receiving valid tenders representing at least 85 percent in principal amount of each series of Existing Notes and receiving the consent of the Air Transportation Stabilization Board pursuant to the Company's government-guaranteed term loan. As of December 5, 2003, $11,510,000 principal amount of 2004 Notes and $29,550,000 principal amount of 2005 Notes had been tendered and not withdrawn in the Exchange Offers.

The Exchange Offers are being made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). The New Notes offered in the Exchange Offers have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This announcement is not an offer to exchange, a solicitation of an offer to exchange or a solicitation of tenders with respect to any 2004 Notes or 2005 Notes, nor is this an offer to sell or the solicitation of an offer to buy any New Notes in any state in which such offer, solicitation or sale would be unlawful.


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